Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Hing C. Wong, hereby certify that, to the best of my knowledge, HCW Biologics Inc.’s Annual Report on Form 10-K for the period ended December 31, 2021 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HCW Biologics Inc.

Date: March 29, 2022	By:	/s/ Hing C. Wong
Hing C. Wong
Founder and Chief Executive Officer